                                                                   EXHIBIT 10.26

[FLEET BANK LOGO]                                   FLEET BANK
                                                    1185 Avenue of the Americas
                                                    New York, NY 10036

June 22, 2000



Movado Group, Inc.
125 Chubb Avenue
Lyndhurst, New Jersey 07071


Dear Sir or Madam:

We are pleased to advise you that Fleet Bank, National Association (the "Bank") has consolidated and renewed a line of credit (the "Line") in the amount of $10,000,000 for the use of Movado Group, Inc. (the "Company"), upon the terms and conditions set forth below.

The Line will be available during the period commencing the date hereof and ending on June 21, 2001, subject to the company's acceptance of the terms hereof. All Loans shall mature on June 21, 2001.

Loans shall bear interest, at the Company's election, at a rate per annum equal to either (i) a fluctuating rate equal to the Prime Rate, or (ii) such other fixed rate as may be agreed upon between the Company and the Bank for an interest period which is also then agreed upon (a Loan bearing interest at this rate is sometimes called an "Agreed Rate Loan"). "Prime Rate" shall be as defined in the attached promissory note (the "Note"), which Note shall evidence all Loans. Interest shall be payable monthly in arrears based on a 360-day year and, for Agreed Rate Loans, on the last day of the applicable Interest Period.

Additional provisions applicable to the Line

The Company shall not grant a security interest in, pledge, assign or otherwise encumber any of its accounts receivable or inventory.

All obligations of the Company owing to the Bank shall continue to be unconditionally guaranteed by all active domestic subsidiaries of the Company (collectively, the "Guarantors") pursuant to the Bank's standard form of guarantee (collectively, the "Guarantees").





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[FLEET BANK LOGO]

The Company shall continue to provide the following to the Bank:

- The consolidated and consolidating balance sheet for the Company and its subsidiaries, consolidated and consolidating statement of income and consolidated statement of cash flow: (i) (audited by accountants satisfactory to the Bank) within 120 days of fiscal year end; and (ii) (certified by the company's chief financial officer) within 75 days of quarter end; all to include comparative figures for the corresponding period of the preceding year.

-      Notices of defaults.

- Accounts receivable aging reports and such additional information relating thereto as is currently reported.

- Such other statements and reports as shall be reasonably requested by the Bank.

This letter agreement replaces, supersedes, amends and restates in its entirety any and all prior letter agreements from the Bank to the Company concerning lines of credit made available by the Bank to the Company. Furthermore, any and all other lines of credit made available by the Bank to the Company (excluding the facility described in the Amended and Restated Credit Agreement dated as of June 22, 2000 among the Company, the lenders signatory thereto, The Chase Manhattan Bank, as Administrative Agent and the Bank, as Syndication Agent) are hereby terminated.

Extensions of credit under the Line shall be subject, of course, to the usual credit factors remaining favorable in the determination of the Bank. If the foregoing is acceptable to you, please sign and return the enclosed copy of this letter no later than June 30, 2000.

                                       Very truly yours,

                                       FLEET BANK, NATIONAL ASSOCIATION


                                       By: /s/ CHRISTIAN J. COVELLO
                                          --------------------------------------
                                       Name: Christian J. Covello
                                       Title: Vice President




                                      - 2 -
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[FLEET BANK LOGO]





ACCEPTED AND AGREED
ON JUNE __, 2000

MOVADO GROUP, INC.


By: /s/ R. COTE
   -------------------------------
Name: R. COTE
Title: EVP

[FLEET LOGO]

                        FLEET BANK, NATIONAL ASSOCIATION

                                 PROMISSORY NOTE
$10,000,000.00                                                     June 22, 2000

                 Office Address: 1185 Avenue of the Americas
                                 New York, New York 10036


         On June 21, 2001 (the "Maturity Date"), for value received, MOVADO GROUP, INC. (the "Borrower"), promises to pay to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank") at the office of the Bank located at the place first above stated or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Ten Million and 00/100 ($10,000,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), or (ii) a fixed rate as may be agreed upon between the Borrower and the Bank (a "Fixed Rate") for an Interest Period which is also then agreed upon (a Loan bearing interest at this rate is sometimes hereinafter called an "Agreed Rate Loan"); provided, however, that (a) no Interest Period with respect to an Agreed Rate Loan shall extend beyond the Maturity Date, (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day and (c) if prior to the end of any such Interest Period of an Agreed Rate Loan the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as an Agreed Rate Loan within the pertinent time set forth in Section 1 hereof, such Agreed Rate Loan shall automatically be converted into a Prime Loan at the end of such Interest Period and shall be maintained as such until a new Interest Period therefor is agreed upon. Interest on each Loan shall be payable monthly on the first day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date. Interest on Agreed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. The Borrower further agrees that upon and following an Event of Default and/or after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at,
(i) with respect to Agreed Rate Loans, a rate equal to the greater of 4% per annum in excess of the applicable Fixed Rate and 4% per annum in excess of the rate applicable to Prime Loans, payable on

[FLEET LOGO]


demand, and (ii) with respect to Prime Loans, a rate equal to 4% per annum in excess of the rate applicable to Prime Loans, payable on demand. Furthermore, if the entire amount of any principal and/or interest required to be paid pursuant to this Note is not paid in full within ten (10) days after the same is due, the Borrower shall further pay to the Bank a late fee equal to five percent (5%) of the required payment. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If any payment to be so made hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

         All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds. The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

         In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

         1. Loan Requests. Requests for Prime Loans and Agreed Rate Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan must be written. The Bank shall have no obligation to make any Loan hereunder.

         2. Prepayment. The Borrower may prepay any Prime Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. Agreed Rate Loans may not be prepaid except as provided under Paragraph 3 of this Note.

         3. Indemnity; Yield Protection. The Borrower shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of an Agreed Rate Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow an Agreed Rate Loan on the date specified by Borrower's written notice; (iii) any failure of Borrower to pay an Agreed Rate Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall

[FLEET LOGO]

be subtracted from Cost of Funds in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the payment of an Agreed Rate Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of Loan to bear interest based on a Fixed Rate. If by reason of an Event of Default, the Bank elects to declare the Loans and/or the Note to be immediately due and payable, then any yield maintenance fee with respect to an Agreed Rate Loan shall become due and payable in the same manner as though the Borrower has exercised such right of prepayment.

         For the purpose of this Section 3 the determination by the Bank of such losses and reasonable expenses shall be conclusive if made reasonably and in good faith.

         4. Increased Costs. If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Agreed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

         5. Warranties and Representations. The Borrower represents and warrants that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its

[FLEET LOGO]

terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

       6. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by the Borrower or any guarantor (i) of any other obligation hereunder or (ii) in the due payment of any other obligation owing to the Bank or (iii) under any other document, instrument and/or agreement with or in favor of the Bank; or c) default by Borrower in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits the acceleration of the maturity thereof; or d) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or
e) the Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or for the greater part of the properties of the Borrower with the consent of the Borrower, or if appointed without the consent of the Borrower, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization, liquidation or similar proceedings

[FLEET LOGO]

are instituted by or against the Borrower under the laws of any jurisdiction, and if instituted against the Borrower are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower and shall not be released or bonded within 30 days after levy; or f) mortgage or pledge of, creation of a security interest in, any assets of the Borrower; or
g) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted, or may result, in a material adverse change in the business, properties or financial condition of the Borrower; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and the accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

       7. Set-off At any time, without demand or notice, the Bank may set off all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any affiliate of the Bank, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR OR OTHER PARTY OBLIGATED ON THIS NOTE, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this Note and all other indebtedness and obligations and liabilities of any kind of the Borrower to the Bank, now or hereafter existing, arising directly between the Borrower and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

       8.    Definitions. As used herein:

             (a) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York are required or permitted by law to remain closed, except that "Business Day" in the context of a specific city shall mean any date on which commercial banks are open for business in that city.

[F1EET LOGO]

              (b) "Cost of Funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

              (c) "Fixed Rate" shall have the meaning provided in the initial paragraph of this Note:

              (d) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which an Agreed Rate Loan may bear interest at the applicable Fixed Rate.

              (e) "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

        9.    Miscellaneous.

              (a) The Borrower agrees to pay on demand all of the Bank's costs and expenses, including reasonable counsel fees, in connection with collection of any sums due to the Bank and enforcement of its rights under this Note.

              (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

              (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

              (d) This Note shall be construed in accordance with and governed by the laws of the State of New York and the Borrower consents to the jurisdiction of the courts of New York in any action brought to enforce any rights of the Bank under this Note.

              (e) The Bank may at any time pledge all or any portion of its rights under this Note and the loan documents executed in connection therewith (the "Loan Documents") to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal

[FLEET BANK LOGO]

Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

        (f) All agreements between the Borrower (and each guarantor and each other party obligated for payment on this Note) and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each and every Obligor and the Bank.

        (g) THE BORROWER AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM, IN ANY LITIGATION IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND EXTEND CREDIT TO THE BORROWER.

        (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

[FLEET BANK LOGO]


        (i) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any other party obligated on this Note, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the Credits held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

        (j) This Note shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of this Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Note without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns. The Bank shall have the unrestricted right at any time or from time to time, and without the Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of Loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

[FLEET BANK LOGO]


        (k) This Note shall amend, restate, consolidate, replace and supersede the Promissory Notes made by the Borrower to the order of the Bank with respect to lines of credit provided by the Bank to the Borrower (collectively the "Prior Notes"); provided, however, that the execution and delivery of this Note shall not in any circumstance be deemed to have terminated, extinguished or discharged the Borrower's indebtedness under such Prior Notes, all of which indebtedness shall continue under and be governed by this Note and the documents, instruments and agreements executed pursuant hereto or in connection herewith. This Note is a replacement, consolidation, amendment and restatement of the Prior Notes and IS NOT A NOVATION. The Borrower shall also pay and this Note shall also evidence any and all unpaid interest on all Loans made by the Bank to the Borrower pursuant to Prior Notes, and at the interest rate specified therein, for which this Note has been issued as replacement therefor.


                                       MOVADO GROUP, INC.


                                       By:  /s/ R. COTE
                                          -----------------------------
                                          Name: R. Cote
                                          Title:   EVP

[FLEET BANK LOGO]


                           LOAN AND REPAYMENT SCHEDULE
                       PROMISSORY NOTE DATED JUNE __, 2000
                               MOVADO GROUP, INC.
                       to FLEET BANK, NATIONAL ASSOCIATION


                                    Last Day
                                    of           Amount of       Unpaid
           Amount      Rate of      Interest     Principal       Principal      Notation
Date      of Loan      Interest     Period       Repayment       Balance        Made By
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

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